SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 30, 2003

HORIZON MEDICAL PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-15459	58-1882343
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One Horizon Way
P.O. Box 627
Manchester, Georgia	31816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 706-846-3126

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Signatures
EX-99.1 PRESS RELEASE DATED JULY 30, 2003

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.		Description

99.1	-	Press Release of Horizon Medical Products, Inc., issued on July 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 30, 2003, Horizon Medical Products, Inc. (the “Registrant”) issued a press release announcing its results of operations for the second quarter in fiscal year 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2003

HORIZON MEDICAL PRODUCTS, INC.

By:	/s/ Elaine Swygert

Elaine Swygert
Duly Authorized Officer